UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 6, 2014

FUTUREWORLD ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	3637 4th Street North, 330 Saint Petersburg, Florida	33704
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (239) 324-0000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement.

On June 04, 2014, FutureWorld Energy, Inc. (“FutureWorld”) entered into a JV Agreement (the “JV Agreement”) with Minotauro SRL., a Uruguay investment company (“Minotauro”) pursuant to which Minotauro shall lobby on behalf of FutureWorld with the Uruguayan Government and provide the services described below.

FutureWorld is to provide all patented technologies and products or services for the joint development of the medical marijuana and hemp market and dispensaries in Uruguay under branded products such as CaNNaBoX™, SPIDer™,, SmartSense™, etc.

Pursuant to the JV Agreement, Minotauro shall be obligated to perform the following services:

1. Lobbying the government agencies in Uruguay on behalf of the FutureWorld’s products and services.

2.	Source, sign up and work with local partners and organize offices and manpower for distributing FutureWorld’s branded products and services in Uruguay.

3. Introduce FutureWorld’s products / systems in Uruguay.

4. Market FutureWorld’s branded products.

5. Support and organize the set-up and the production of the branded products in Uruguay.

6. Handle governmental compliance, regulatory issues and communication.

7.	Develop internal and external plans for government agencies for the products and services offered with the help of the FutureWorld.

In connection therewith, Minotauro shall receive as compensation for its services the following:

1.	25% of the revenue derived from the sale of the Company’s products, services, development and implementations in Uruguay as commission, after payment of basic expenses.
2.	Additional 10% of the revenue derived from the sale of the Company’s products, services, development and implementations in Uruguay as commission, with a substantial increase in revenue through its efforts.
3.	10% commission of any financing attained through its efforts or connections.

The foregoing description of the JV Agreement is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

10.1 JV Agreement dated June 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Energy, Inc.

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  June 6, 2014